EXHIBIT 32.1


                      CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                            ALL-AMERICAN SPORTPARK, INC.
                          PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the quarterly Report on Form 10-QSB of All-American SportPark, Inc. for the period ended June 30, 2003:

     1) Complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of All-American SportPark, Inc.



/s/ Ronald S. Boreta
Ronald S. Boreta
Chief Executive Officer
August 12, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to All-American SportPark, Inc. and will be retained by All-American SportPark, Inc. and furnished to the Securities and Exchange Commission upon request.